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                      U.S. SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                  FORM 8-K

                                CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  June 5, 1998
                  Date of Report (Date of earliest event reported)


                                U.S. OFFICE PRODUCTS COMPANY
               (Exact name of registrant as specified in its charter)


             Delaware                         000-25372                       52-1906050
  (State of other jurisdiction of       (Commission File Number)   (IRS Employer Identification No.)
          incorporation)


    1025 Thomas Jefferson Street, N.W., Suite 600 East, Washington, D.C. 20007
           (Address of principal executive offices, including Zip Code)

                                 (202) 339-6700
                (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

     On June 5, 1998, U.S. Office Products Company agreed to sell $400 million aggregate principal amount of Senior Subordinated Notes due 2008 (the "Note") in a private placement. The Notes will be issued pursuant to an indenture dated June 10, 1998 between U.S. Office Products Company and State Street Bank and Trust Company, as trustee. The press release announcing this transaction is attached as Exhibit 99.1.


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit                   Description
-------                   -----------

99.1                      Press Release dated June 5, 1998.

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                               SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          U.S. OFFICE PRODUCTS COMPANY
                                                  (Registrant)

                                      By: /s/ Mark D. Director
                                          -----------------------------
                                          Mark D. Director
                                          Executive Vice President--
                                           Administration,
                                          General Counsel and Secretary

DATED:  June 16, 1998

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                             INDEX TO EXHIBITS

EXHIBIT
  NO.                                          EXHIBIT
-------                                        -------

99.1                                        Press Release issued June 5, 1998